      SUPPLEMENT TO PROSPECTUS FOR NASL VARIABLE ACCOUNT DATED MAY 1, 1996

NEW INVESTMENT PORTFOLIOS

Effective December 31, 1996, seventeen new investment portfolios will be added to the variable portion of your contract. In addition, effective July 11, 1996 the Growth portfolio was added as an investment option to the variable portion of your contract. Each new portfolio is a series of NASL Series Trust (the "Trust"). Set forth below is the subadviser for each new portfolio as well as a brief description of the portfolio's investment objective and certain policies relating to that objective and a schedule of fees applicable to the portfolio.

                        INVESTMENT OBJECTIVE AND POLICIES

PACIFIC RIM EMERGING MARKETS TRUST. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation ("MAC") manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

SCIENCE & TECHNOLOGY TRUST. The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Science & Technology Trust.

EMERGING GROWTH TRUST. The investment objective of the Emerging Growth Trust is maximum capital appreciation. Warburg Pincus Counsellors, Inc. ("Warburg Pincus") manages the Emerging Growth Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

PILGRIM BAXTER GROWTH TRUST. The investment objective of the Pilgrim Baxter Growth Trust is capital appreciation. Pilgrim Baxter & Associates, Ltd. ("PBHG") manages the Pilgrim Baxter Growth Trust and seeks to achieve its objective by investing in companies believed by PBHG to have an outlook for strong earnings growth and the potential for significant capital appreciation.

INTERNATIONAL STOCK TRUST. The investment objective of the International Stock Trust is long-term growth of capital. Rowe Price-Fleming International, Inc. ("Price-Fleming") manages the International Stock Trust and seeks to attain this objective by investing primarily in common stocks of established, non-U.S. companies.

WORLDWIDE GROWTH TRUST. The investment objective of the Worldwide Growth Trust is long-term growth of capital. Founders Asset Management, Inc. ("Founders") manages the Worldwide Growth Trust and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

GROWTH TRUST. The investment objective of the Growth Trust is to seek long term growth of capital. Founders, the subadviser to the portfolio, will pursue this objective by investing at least 65% of the portfolio's total assets in the common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market.

QUANTITATIVE EQUITY TRUST. The investment objective of the Quantitative Equity Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return. MAC manages the Quantitative Equity Trust.

REAL ESTATE SECURITIES TRUST. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Trust.

VALUE TRUST. The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Miller Anderson & Sherrerd, LLP ("MAS") manages the Value Trust and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

BALANCED TRUST. The investment objective of the Balanced Trust is current income and capital appreciation. Founders is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

HIGH YIELD TRUST. The investment objective of the High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Trust and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

CAPITAL GROWTH BOND TRUST. The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. MAC manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

LIFESTYLE AGGRESSIVE 1000 TRUST. The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long term growth of capital. Current income is not a consideration. MAC seeks to achieve this objective by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

LIFESTYLE GROWTH 820 TRUST. The investment objective of the Lifestyle Growth 820 Trust is to provide long term growth of capital with consideration also given to current income. MAC seeks to achieve this objective by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE BALANCED 640 TRUST. The investment objective of the Lifestyle Balanced 640 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth. MAC seeks to achieve this objective by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE MODERATE 460 TRUST. The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. MAC seeks to achieve this objective by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE CONSERVATIVE 280 TRUST. The investment objective of the Lifestyle Conservatiave 280 Trust is to provide a high level of current income with some consideration also given to growth of capital. MAC seeks to achieve this objective by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

For more information on the new portfolios and their subadvisers, see the NASL Series Trust prospectus dated December 31, 1996.

                              FEE TABLE AND EXAMPLE

The Contract Owner or owner (collectively, "Contract Owner") Transaction Expenses, Annual Contract Fee and Separate Account Annual Expenses are as set forth in the current Fee Table with respect to existing portfolios. The Trust Annual Expenses and Example are amended to include the following portfolios:

Trust Annual Expenses
---------------------

(as a percentage of Trust average net assets)
                                                Management                  Other                  Total Trust
            Trust Portfolio                      Expenses                  Expenses              Annual Expenses
            ---------------                      --------                  --------              ---------------
Pacific Rim Emerging Markets Trust                0.850%                   0.300%*                   1.150%
Science & Technology Trust                        1.100%                   0.100%*                   1.200%
Emerging Growth Trust                             1.050%                   0.100%*                   1.150%
Pilgrim Baxter Growth Trust                       1.050%                   0.300%*                   1.350%
International Stock Trust                         1.050%                   0.200%*                   1.250%
Worldwide Growth Trust                            1.000%                   0.300%*                   1.300%
Growth Trust                                      0.850%                   0.250%*                   1.100%
Quantitative Equity Trust**                       0.700%**                 0.060%*                   0.760%**
Value Trust                                       0.800%                   0.050%*                   0.850%
Real Estate Securities Trust**                    0.700%**                 0.100%*                   0.800%**
Balanced Trust                                    0.800%                   0.150%*                   0.950%
High Yield Trust                                  0.775%                   0.145%*                   0.920%
Capital Growth Bond Trust**                       0.650%**                 0.100%*                   0.750%**


                                            Minimum Total Trust      Maximum Total Trust
                                            Annual Expenses***       Annual Expenses****
                                            ------------------       -------------------
Lifestyle Aggressive 1000 Trust#                  0.760%                    1.400%
Lifestyle Growth 820 Trust#                       0.720%                    1.310%
Lifestyle Balanced 640 Trust#                     0.670%                    1.210%
Lifestyle Moderate 460 Trust#                     0.630%                    1.120%
Lifestyle Conservative 280 Trust#                 0.580%                    1.020%

*Based on estimates of payments to be made during the current fiscal year.

**"Total Trust Annual Expenses" for the Quantitative Equity, Real Estate Securities and Capital Growth Bond
Trusts do not reflect an agreement by NASL Financial Services, Inc. ("NASL Financial") voluntarily to waive fees payable to it and/or reimburse expenses for a period of one year commencing January 1, 1997 to the extent necessary to prevent "Total Trust Annual Expenses" for each such Trust from exceeding .50% of average net assets. "Management Expenses" for each such Trust do not reflect estimated fee waivers by NASL Financial pursuant to such agreement. If such waivers were reflected "Management Expenses" would be 0.440%, 0.400% and
0.400% for the Quantitative Equity Trust, Real Estate Securities Trust and the Capital Growth Bond Trust,
respectively.

***Minimum Fees are determined assuming the following allocation for the Underlying Portfolios: Lifestyle
Aggressive 1000 Trust, 100% Quantitative Equity Trust. Lifestyle Growth 820 Trust, 80% Quantitative Equity
Trust, 20% Money Market Trust. Lifestyle Balanced 640 Trust, 60% Quantitative Equity Trust, 40% Money Market
Trust. Lifestyle Moderate 460 Trust, 40% Quantitative Equity Trust, 60% Money Market Trust. Lifestyle
Conservative 280 Trust, 20% Quantitative Equity Trust, 80% Money Market Trust.

****Maximum Fees are determined assuming the following allocation for the Underlying Portfolios: Lifestyle
Aggressive 1000 Trust, 100% International Small Cap Trust. Lifestyle Growth 820 Trust, 80% International Small
Cap Trust, 20% Global Government Bond Trust. Lifestyle Balanced 640 Trust, 60% International Small Cap Trust,
40% Global Government Bond Trust. Lifestyle Moderate 460 Trust, 40% International Small Cap Trust, 60% Global

Government Bond Trust. Lifestyle Conservative 280 Trust, 20% International Small Cap Trust, 80% Global Government Bond Trust.

#Each Lifestyle Trust will invest in shares of the Underlying Portfolios.
Therefore, each Lifestyle Trust will, in addition to its own expenses, such as certain Other Expenses, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each
Lifestyle Trust will be net of the Underlying Portfolio expenses. NASL Financial has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This expenses reimbursement may be terminated at any time after December 31, 1997. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be .04% higher (based on estimates of the expenses of the Lifestyle Trusts for the current fiscal year)
as noted in the chart below:
                                            Minimum Total Trust      Maximum Total Trust
                                            Annual Expenses***       Annual Expenses****
                                            ------------------       -------------------
Lifestyle Aggressive 1000 Trust                   0.800%                    1.440%
Lifestyle Growth 820 Trust                        0.760%                    1.350%
Lifestyle Balanced 640 Trust                      0.710%                    1.250%
Lifestyle Moderate 460 Trust                      0.670%                    1.160%
Lifestyle Conservative 280 Trust                  0.620%                    1.060%

EXAMPLE

A Contract Owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the Contract Owner surrendered the contract at the end of the applicable time period (For contracts issued on or after November 1, 1996, no withdrawal charges will be imposed upon surrender,therefore, for such contracts please refer to the second table for expenses if the Contract Owner surrendered at the end of the applicable time period.):

            Trust Portfolio                      1 Year                      3 Years
            ---------------                      ------                      -------
Pacific Rim Emerging Markets Trust                 $56                        $116
Science & Technology Trust                         $56                        $117
Emerging Growth Trust                              $56                        $116
Pilgrim Baxter Growth Trust                        $58                        $122
International Stock Trust                          $57                        $119
Worldwide Growth Trust                             $57                        $120
Growth Trust                                       $55                        $114
Quantitative Equity Trust                          $52                        $105
Value Trust                                        $53                        $107
Real Estate Securities Trust                       $53                        $106
Balanced Trust                                     $54                        $110
High Yield Trust                                   $54                        $109
Capital Growth Bond Trust                          $52                        $104
Lifestyle Aggressive 1000 Trust#                   $55                        $114
Lifestyle Growth 820 Trust#                        $55                        $112
Lifestyle Balanced 640 Trust#                      $54                        $110
Lifestyle Moderate 460 Trust#                      $53                        $108
Lifestyle Conservative 280 Trust#                  $53                        $106

#The Example of Expenses for the Lifestyle Trusts is calculated using the midpoint of the minimum and maximum fees set forth under Annual Operating Expenses.

A Contract Owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the Contract Owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:
            Trust Portfolio                      1 Year                      3 Years
            ---------------                      ------                      -------
Pacific Rim Emerging Markets Trust                 $28                         $87
Science & Technology Trust                         $29                         $88
Emerging Growth Trust                              $28                         $87
Pilgrim Baxter Growth Trust                        $30                         $93
International Stock Trust                          $29                         $90
Worldwide Growth Trust                             $30                         $91
Growth Trust                                       $28                         $85
Quantitative Equity Trust                          $24                         $75
Value Trust                                        $25                         $78
Real Estate Securities Trust                       $25                         $76
Balanced Trust                                     $26                         $81
High Yield Trust                                   $26                         $80
Capital Growth Bond Trust                          $24                         $75
Lifestyle Aggressive 1000 Trust#                   $28                         $85
Lifestyle Growth 820 Trust#                        $27                         $83
Lifestyle Balanced 640 Trust#                      $26                         $81
Lifestyle Moderate 460 Trust#                      $26                         $78
Lifestyle Conservative 280 Trust#                  $23                         $71

#The Example of Expenses for the Lifestyle Trusts is calculated using the midpoint of the minimum and maximum fees set forth under Annual Operating Expenses.

The Example for each Portfolio does not include 5 and 10 year figures because each is a newly formed portfolio.

                               SUBADVISORY CHANGES

     Effective October 1, 1996, the following changes in subadvisors to portfolios of NASL Series Trust were effected. These changes were approved by shareholders of the portfolios at a shareholders meeting held December 20, 1996.

Morgan Stanley Asset Management Inc. ("Morgan Stanley") replaced Oechsle International Advisors, L.P. as subadviser to the Global Equity Trust. T. Rowe Price Associates, Inc. ("T. Rowe Price") replaced Roger Engemann Management Co. ("REMC") as subadviser to the Pasadena Growth Portfolio (now named the Blue Chip Growth Portfolio) and replaced Goldman Sachs Asset Management as the subadviser to the Value Equity Trust (now named the Equity-Income Trust). Manufacturers Adviser Corporation replaced Wellington Management Company as the subadviser to the Money Market Trust.

     As a result of these subadvisory changes, the descriptions of the Global Equity, Blue Chip Growth and Equity-Income Trust have been amended and restated as follows:

     Global Equity Trust. The investment objective of the Global Equity Trust is long-term capital appreciation. Morgan Stanley manages the Global Equity Trust and intends to pursue this objective by investing primarily in equity securities of issuers throughout the world, including U.S. issuers and emerging markets.

     Blue Chip Growth Trust - The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the portfolio are expected to pay dividends. T. Rowe Price manages the Blue Chip Growth Trust.

     Equity-Income Trust - The investment objective of the Equity-Income Trust is to provide substantial dividend income and also long term capital appreciation. T. Rowe Price manages the Equity-Income Trust and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

     In addition, the advisory fee paid by the Blue Chip Growth Portfolio to the
Adviser has been reduced by .05% from .975% to .925%. Therefore, the annual expenses of the Blue Chip Growth Portfolio (expressed as a percentage of the
Portfolio's average net assets) are as follows:
                                    Management Fees    Other Expenses      Total Trust Annual
                                    ---------------    --------------      ------------------
Expenses
--------
Blue Chip Growth Portfolio          .925%              .06%                .985%

SEC Web Site
------------

     The Securities and Exchange Commission ("Commission") maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Withdrawal Charge
-----------------

     Effective November 1, 1996, no withdrawal charge will be imposed on withdrawals from contracts issued on or after November 1, 1996.

Asset Rebalancing Program
-------------------------

     The Asset Rebalancing Program is amended to reflect that for rebalancing programs begun on or after October 1, 1996 asset rebalancing will only be permitted on the following time schedules:

(i) quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);
(ii) semi-annually on June 25th or December 26th (or the next business day if these dates are not business days); or
(iii) annually on December 26th (or the next business day if December 26th is not a business day).

Rebalancing will continue to take place on the last business day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Maximum Number Of Investment Options
------------------------------------

     Due to current administrative capabilities, a Contract Owner is limited to a maximum of 17 investment options (including the one year fixed account investment option) during the period prior to the maturity date of the contract (the "Contract Period"). In calculating this limit for each Contract Owner, investment options to which the Contract Owner has allocated purchase payments at any time during the Contract Period will be counted toward the 17 maximum even if the Contract Owner no longer has contract value allocated to the investment option.

Fixed Account Investment Option
-------------------------------

The description of the reinsurance agreement with Peoples Security Life Insurance Company ("Peoples") is amended to indicate that Peoples is rated A+ by A.M. Best for operation performance and financial stability and AA+ by Standard & Poor's Corporation for claims paying ability.


                       SUPPLEMENT DATED DECEMBER 31, 1996


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VIS25.SUPP1296